GOLDMAN SACHS TRUST II

Class R6 Shares of the

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Fund”)

Supplement dated July 1, 2020 to the

Prospectus, dated February 28, 2020, as supplemented to date

Effective immediately, the Fund’s Prospectus is revised as follows:

The following paragraph is added under the “Summary—Principal Risks of the Fund” section of the Prospectus:

Dividend-Paying Investments Risk. The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Under the “Risks of the Funds” section of the Prospectus, the following row is added with respect to the Fund:

Dividend-Paying Investments	✓

The following paragraph is added under the “Risks of the Funds” section of the Prospectus:

Dividend-Paying Investments Risk—A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of a Fund to produce current income.

This Supplement should be retained with your Prospectus for future reference.

SMACOPSTK 06-20